EXHIBIT 10.17

                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT


     THIS INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT dated as of          , 2004
                                                                ----------
(the "AGREEMENT"), between                   ("EXECUTIVE") and POWER2SHIP, INC.,
                          ------------------
a  Nevada  corporation  (the  "COMPANY").

                                 R E C I T A L S

     The Company has heretofore granted Executive a 10% interest in all works of authorship, inventions, discoveries, improvements, designs, processes, software and any improvements or enhancements to and documentation of the same, owned now or in the future by the Company, including without limitation, the United States patent application and trademark and service mark applications listed on Schedule A hereto (collectively, the "COMPANY INTELLECTUAL PROPERTY"). Executive has agreed to assign his rights in and to the Company Intellectual Property to the Company and the Company wishes to acquire such rights in exchange for the issuance by the Company to Executive of 200,000 shares of the Company's common stock (the "SHARES"), on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and the Company hereby agree as follows:

     1.     ASSIGNMENT.
            ----------

     (a) Executive hereby assigns to the Company and the Company hereby accepts from Executive, upon the terms and conditions herein specified, all of Executive's right, title and interest in and to the Company Intellectual Property.

     (b) Executive agrees that, when requested by the Company, Executive will, without charge to the Company, but at its expense, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient for vesting right, title and interest in and to the Company Intellectual Property in the Company, its successors, assigns and legal representatives or nominees.

     (c) Executive authorizes and empowers the Company, its successors, assigns and legal representatives or nominees, to apply for and receive Letters Patent, Trademarks, Service Marks, Copyrights and such further protection of the Company Intellectual Property in its own name, in the United States, its territorial possessions, and all foreign countries without further written or oral authorization from the Executive, and that when requested to carry out in good faith the intent and purpose of this assignment, at the expense of the Company, but without charge to the Company, its successors, assigns and legal representatives or nominees, the undersigned will execute all continuations, continuations-in-part, divisionals, substitutes, reissues and extensions thereof, execute all rightful oaths, assignments and powers of attorney and other papers, testify in any legal proceeding or quasi legal proceedings, communicate to the Company, its successors, assigns and legal representatives or nominees, all facts known to the undersigned relating to said invention and the history thereof; and generally do everything possible which the Company, its successors, assigns and legal representatives or nominees, shall consider desirable for aiding in securing, maintaining and enforcing proper proprietary protection for the Company Intellectual Property and for vesting all right, title and interest in and to the Company Intellectual Property in the Company, its successors, assigns and legal representative or nominees.

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     2.     ISSUANCE  OF  SHARES.
            --------------------

     (a) In consideration of the assignment of Executive's right, title and interest in and to the Company Intellectual Property to the Company, the Company shall, on January 4, 2005, issue to Executive the Shares.

     (b) Executive acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), nor qualified or registered under applicable state securities laws. Executive further acknowledges that he is acquiring the Shares for investment for his own account and not with a view to, or for sale in connection with, any distribution of the Company's common stock, and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act and qualified or registered under applicable state securities laws or sold pursuant to the provisions of Rule 144 or in a transaction exempt from registration. Executive further acknowledges that he may be subject to additional restrictions and certain reporting requirements in the event that he is deemed to be an "Affiliate" of the Company as defined under the Securities Act.

     3.     NO REPRESENTATIONS AND WARRANTIES BY THE COMPANY.  The Company makes
            ------------------------------------------------
no representations or warranties to Executive regarding (a) the Company, its business, finances or prospects or (b) the tax consequences of the transactions contemplated by this Agreement.

     4.     ENTIRE  AGREEMENT.  This  Agreement  sets  forth  the  entire
            -----------------
understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings (whether oral or written) between the parties regarding the subject matter hereof are merged into and superseded by this Agreement.

     5.     SUCCESSORS  AND ASSIGNS.  The terms and conditions of this Agreement
            -----------------------
shall inure to the benefit of and be binding upon the respective successors of the parties hereto.

     6.     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
            ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     7.     HEADINGS.  The  headings  of  the  sections  and  paragraphs of this
            --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     8.     MODIFICATION  AND  WAIVER.  No amendment, modification or alteration
            -------------------------
of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver hereof.

     9.     EXPENSES.  Except  as  otherwise  provided  in  this Agreement, each
            --------
party shall pay all costs and expenses incurred by them or on their behalf in connection with this Agreement and the transactions contemplated hereby, provided, however, in any action to enforce the terms of this Agreement, the
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fees  and  expenses  (including reasonable attorney's fees and disbursements) of the  prevailing  party  shall  be  paid  for  by  the  other  party.

     10.     GOVERNING  LAW.  This  Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of Florida without regard to its conflicts of laws rules. Nothing in this Agreement shall be construed as an admission of any liability or of any fact under any federal, state, or local law, including without limitation any common law, statute or regulation, applicable to or affecting any indoor or outdoor environment.

     11.     SEVERABILITY.  If any provision of this Agreement is unenforceable,
             ------------
all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any provision is unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.

     12.     CONSTRUCTION.  This Agreement is the result of negotiations between
             ------------
the parties and their respective counsel. Accordingly, the fact that counsel for one party or another may have drafted this Agreement is immaterial, and this Agreement will not be strictly construed against such party.

     13.     ENFORCEMENT.  The  parties  hereto agree that the remedy at law for
             -----------
any breach of this Agreement is inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable by specific performance. Such remedies shall, however, be cumulative and non-exclusive, and shall be in addition to any other remedies which the parties hereto may have.

     14.     NOTICES.  Any notices requested or permitted to be given under this
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Agreement  shall  be  in  writing  and  shall  be deemed to have been given when received if personally delivered or sent by facsimile transmission on the following business day if sent by overnight courier or on the fifth business day, if sent by U.S. mail, certified, return receipt requested, in each case, addressed as follows:

                  if  to  Executive:     Name:
                                              ---------------------------------
                                         Address:
                                                 ------------------------------
                                         City,  State,  Zip:
                                                            -------------------
                                         Tel:
                                             ---------------------------

                  if  to  the  Company:  Power2Ship,  Inc.
                                         903  Clint  Moore  Rd.
                                         Boca  Raton,  FL  33487
                                         Attention:  Chief  Executive  Officer
                                         Fax  No.:  (561)  998-7821


     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first written above.


                                         EXECUTIVE


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------


                                         THE  COMPANY
                                         POWER2SHIP,  INC.


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                   SCHEDULE A

                 PATENT, TRADEMARK AND SERVICE MARK APPLICATIONS



SERVICE MARK APPLICATIONS

POWER2SHIP
MOBILEMARKET
P2S

PATENT APPLICATION

Provisional Patent Application for system and method for managing logistics and reverse logistics for the transportation of freight

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